                                                                     EXHIBIT 4.1

================================================================================

                   INFINITY PROPERTY AND CASUALTY CORPORATION,

                                    as Issuer

                                       and

                    American Stock Transfer & Trust Company,

                                   as Trustee

                           5.50% Senior Notes due 2014

                         ------------------------------

                                    INDENTURE

                          Dated as of February 17, 2004

                         ------------------------------

================================================================================

                              CROSS-REFERENCE TABLE

       Certain Sections of this Indenture relating to Sections 310 through 318, inclusive, of the Trust Indenture Act of 1939:

Trust Indenture Act                                        Indenture
     Section                                                Section
     -------                                                -------
310(a)(1)                                                   7.9; 7.10
   (a)(2)                                                   7.10
   (a)(3)                                                   N.A.
   (a)(4)                                                   N.A.
   (b)                                                      7.8; 7.10
   (c)                                                      N.A.
311(a)                                                      7.11
   (b)                                                      7.11
   (c)                                                      N.A.
312(a)                                                      2.5
   (b)                                                      10.3
   (c)                                                      10.3
313(a)                                                      7.6
   (b)(1)                                                   N.A.
   (b)(2)                                                   7.6
   (c)                                                      7.6
   (d)                                                      7.6
314(a)                                                  4.4; 4.12; 10.2
   (b)                                                      N.A.
   (c)(1)                                                   10.4
   (c)(2)                                                   10.4
   (c)(3)                                                   N.A.
   (d)                                                      N.A.
   (e)                                                      10.5
   (f)                                                      4.4
315(a)                                                      7.1
   (b)                                                      7.5
   (c)                                                      7.1
   (d)                                                      7.1
   (e)                                                      6.11
316(a)(last sentence)                                       10.6
   (a)(1)(A)                                                6.5
   (a)(1)(B)                                                6.4
   (a)(2)                                                   N.A.
   (b)                                                      6.7
317(a)(1)                                                   6.8
   (a)(2)                                                   6.9
   (b)                                                      2.4
318(a)                                                      10.1

                           N.A. means Not Applicable.
--------------
Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

                                TABLE OF CONTENTS

                                                                                                                PAGE
ARTICLE I        Definitions and Incorporation by Reference.................................................     1

      SECTION 1.1            Definitions....................................................................     1
      SECTION 1.2            Other Definitions..............................................................     6
      SECTION 1.3            Incorporation by Reference of Trust Indenture Act..............................     6
      SECTION 1.4            Rules of Construction..........................................................     7

ARTICLE II       The Securities.............................................................................     7

      SECTION 2.1            Form and Dating................................................................     7
      SECTION 2.2            Execution and Authentication...................................................    11
      SECTION 2.3            Registrar and Paying Agent.....................................................    12
      SECTION 2.4            Paying Agent To Hold Money in Trust............................................    13
      SECTION 2.5            Holder Lists...................................................................    13
      SECTION 2.6            Transfer and Exchange..........................................................    13
      SECTION 2.7            Form of Certificates to be Delivered in Connection with
                             Transfers Pursuant to Rule 144A ...............................................    16
      SECTION 2.8            Business Days..................................................................    16
      SECTION 2.9            Replacement Securities.........................................................    16
      SECTION 2.10           Outstanding Securities.........................................................    16
      SECTION 2.11           Temporary Securities...........................................................    16
      SECTION 2.12           Cancellation...................................................................    17
      SECTION 2.13           Defaulted Interest.............................................................    17
      SECTION 2.14           CUSIP Numbers, etc.............................................................    17
      SECTION 2.15           Issuance of Additional Securities..............................................    17
      SECTION 2.16           One Class of Securities........................................................    18

ARTICLE III      Redemption.................................................................................    18

      SECTION 3.1            Notices to Trustee.............................................................    18
      SECTION 3.2            Selection of Securities to be Redeemed.........................................    18
      SECTION 3.3            Notice of Redemption...........................................................    19
      SECTION 3.4            Effect of Notice of Redemption.................................................    19
      SECTION 3.5            Deposit of Redemption Price....................................................    20
      SECTION 3.6            Securities Redeemed in Part....................................................    20

ARTICLE IV       Covenants..................................................................................    20

      SECTION 4.1            Payment of Securities..........................................................    20
      SECTION 4.2            Maintenance of Office or Agency................................................    21
      SECTION 4.3            Money for Security Payments to Be Held in Trust................................    21
      SECTION 4.4            Statements of Officers of Company as to Default; Notice of
                             Default .......................................................................    22
      SECTION 4.5            Existence......................................................................    23

      SECTION 4.6            Maintenance of Properties......................................................    23
      SECTION 4.7            Payment of Taxes and Other Claims..............................................    23
      SECTION 4.8            Further Instruments and Acts...................................................    23
      SECTION 4.9            Limitation on Liens............................................................    23
      SECTION 4.10           Limitations on Disposition of Stock of Significant Subsidiaries................    24
      SECTION 4.11           Waiver of Certain Covenants....................................................    24
      SECTION 4.12           SEC Reports....................................................................    24

ARTICLE V        Consolidation, Merger and Sale of Assets...................................................    25

      SECTION 5.1            Company May Consolidate, Etc., Only on Certain Terms...........................    25
      SECTION 5.2            Successor Substituted for Company..............................................    25

ARTICLE VI       Defaults and Remedies......................................................................    25

      SECTION 6.1            Events of Default..............................................................    25
      SECTION 6.2            Acceleration...................................................................    27
      SECTION 6.3            Other Remedies.................................................................    27
      SECTION 6.4            Waiver of Past Defaults........................................................    27
      SECTION 6.5            Control by Majority............................................................    27
      SECTION 6.6            Limitation on Suits............................................................    28
      SECTION 6.7            Rights of Holders To Receive Payment...........................................    28
      SECTION 6.8            Collection Suit by Trustee.....................................................    28
      SECTION 6.9            Trustee May File Proofs of Claim...............................................    28
      SECTION 6.10           Priorities.....................................................................    29
      SECTION 6.11           Undertaking for Costs..........................................................    29
      SECTION 6.12           Waiver of Stay or Extension Laws...............................................    29

ARTICLE VII      Trustee....................................................................................    30

      SECTION 7.1            Duties of Trustee..............................................................    30
      SECTION 7.2            Rights of Trustee..............................................................    31
      SECTION 7.3            Individual Rights of Trustee...................................................    32
      SECTION 7.4            Trustee's Disclaimer...........................................................    32
      SECTION 7.5            Notice of Defaults.............................................................    32
      SECTION 7.6            Reports by Trustee to Holders..................................................    32
      SECTION 7.7            Compensation and Indemnity.....................................................    32
      SECTION 7.8            Replacement of Trustee.........................................................    33
      SECTION 7.9            Successor Trustee by Merger....................................................    34
      SECTION 7.10           Eligibility; Disqualification..................................................    35
      SECTION 7.11           Preferential Collection of Claims Against the Company..........................    35

ARTICLE VIII     Discharge of Indenture; Defeasance.........................................................    35

      SECTION 8.1            Discharge of Liability on Securities; Defeasance...............................    35
      SECTION 8.2            Conditions to Defeasance.......................................................    36
      SECTION 8.3            Application of Trust Money.....................................................    37
      SECTION 8.4            Repayment to the Company.......................................................    37

      SECTION 8.5            Indemnity for Government Obligations...........................................    37
      SECTION 8.6            Reinstatement..................................................................    38

ARTICLE IX       Amendments.................................................................................    38

      SECTION 9.1            Without Consent of Holders.....................................................    38
      SECTION 9.2            With Consent of Holders........................................................    39
      SECTION 9.3            Compliance with Trust Indenture Act............................................    40
      SECTION 9.4            Revocation and Effect of Consents and Waivers..................................    40
      SECTION 9.5            Notation on or Exchange of Securities..........................................    40
      SECTION 9.6            Trustee To Sign Amendments.....................................................    41
      SECTION 9.7            Payment for Consent............................................................    41

ARTICLE X        Miscellaneous..............................................................................    41

      SECTION 10.1           Trust Indenture Act Controls...................................................    41
      SECTION 10.2           Notices........................................................................    41
      SECTION 10.3           Communication by Holders with other Holders....................................    42
      SECTION 10.4           Certificate and Opinion as to Conditions Precedent.............................    42
      SECTION 10.5           Statements Required in Certificate or Opinion..................................    42
      SECTION 10.6           When Securities Disregarded....................................................    43
      SECTION 10.7           Rules by Trustee, Paying Agent and Registrar...................................    43
      SECTION 10.8           Governing Law..................................................................    43
      SECTION 10.9           No Recourse Against Others.....................................................    43
      SECTION 10.10          Successors.....................................................................    43
      SECTION 10.11          Multiple Originals.............................................................    43
      SECTION 10.12          Variable Provisions............................................................    43
      SECTION 10.13          Qualification of Indenture.....................................................    43
      SECTION 10.14          Table of Contents; Headings....................................................    44
      SECTION 10.15          Separability Clause............................................................    44

Exhibit A - Form of Initial Security
Exhibit B - Form of Exchange Security
Exhibit C - Form of Rule 144A Certificate

Note: This Table of Contents shall not, for any purpose, be deemed to be part of this Indenture.

                  INDENTURE, dated as of February 17, 2004, between Infinity Property and Casualty Corporation, an Ohio corporation (the "Company"), and American Stock Transfer & Trust Company, a New York banking corporation, as trustee (the "Trustee").

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of Holders of the Company's 5.50% Senior Notes due 2014 (the "Initial Securities") and, if and when issued in exchange for Initial Securities as provided in the Registration Rights Agreement, the Company's 5.50% Senior Notes due 2014 (the "Exchange Securities" and, together with the Initial Securities and any Additional Securities, the "Securities"):

                                   ARTICLE I

                   Definitions and Incorporation by Reference

                  SECTION 1.1 Definitions.

                  "Additional Interest" shall have the meaning assigned to such term in the Registration Rights Agreement.

                  "Additional Securities" means 5.50% Senior Notes due 2014 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Sections 2.6, 2.9, 2.11, 3.6 and 9.5 of this Indenture, in the case of Securities that are not already Additional Securities, and other than Exchange Securities issued pursuant to an exchange offer for the other Securities outstanding under this Indenture).

                  "Bankruptcy Law" means Title 11, United States Code, or any applicable bankruptcy, insolvency, reorganization, rehabilitation or other similar Federal or state law.

                  "Board of Directors" or "Board" means, with respect to any Person, the Board of Directors of such Person or any committee thereof duly authorized to act on behalf of such Board of Directors.

                  "Business Day" means a day which is not, in New York City or any other place of payment, a Saturday, Sunday or other day on which banking institutions or trust companies are authorized or required by law, resolution or executive order to close.

                  "Capital Lease Obligation" means an obligation of the Company or any Subsidiary to pay rent or other amounts under a lease of (or another Indebtedness arrangement conveying the right to use) real or personal property thereof that is required to be classified and accounted for as a capital lease or a liability on the face of a balance sheet thereof in accordance with generally accepted accounting principles. For purposes of this Indenture, the amount of such obligation shall be the capitalized amount thereof and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease (or such other arrangement) prior to the first date upon which such lease (or such other arrangement) may be terminated by the lessee (or obligor) without payment of a penalty.

                  "Capital Stock" of any Person means any and all shares, interests, units, participations or other equivalents (however designated) of corporate stock or other equity of such Person.

                  "Code" means the U.S. Internal Revenue Code of 1986, as amended.

                  "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter, "Company" shall mean such successor corporation.

                  "Corporate Trust Office" means the office of the Trustee at which, at any particular time, its corporate trust business shall be principally administered; which office at the date of the execution of this Indenture is located at 59 Maiden Lane, New York, NY 10038 Attention: Corporate Trust Department, or at any other time at such other address as the Trustee may designate from time to time by notice to the Holders.

                  "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  "GAAP" means generally accepted accounting principles in the United States as in effect from time to time.

                  "Guaranty" by any Person means any obligation, contingent or otherwise, of such Person guaranteeing any Indebtedness of any other Person (the "primary obligor") in any manner, whether directly or indirectly, and including, without limitation, every Obligation of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or to purchase (or to advance or supply funds for the purchase of) any security for the payment of such Indebtedness, (ii) to purchase property, securities or services for the purpose of assuring the holder of such Indebtedness of the payment of such Indebtedness or (iii) to maintain working capital, equity capital or other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness (and the terms "Guaranteed," and "Guarantor" shall have meanings correlative to the foregoing); provided, however, that the Guaranty by any Person shall not include endorsements by such Person for collection or deposit, in either case in the ordinary course of business.

                  "Holder" means the Person in whose name a Security is registered on the Registrar's books.

                  "Incur" means create, issue, assume, incur or guarantee.

                  "Indenture" means this Indenture, as amended or supplemented from time to time.

                  "Indebtedness" of any Person means, without duplication, (i) every obligation of such Person for money borrowed; (ii) every obligation of such Person evidenced by bonds, debentures, notes or similar instruments, including obligations incurred in connection with the acquisition of property, assets or businesses; (iii) every obligation of such Person under conditional sale or other title retention agreements relating to assets or property purchased by such Person or issued or assumed as the deferred purchase price of property, assets or services (but excluding trade accounts payable or accrued liabilities arising in the ordinary course of business that are not overdue by more than 90 days or are being contested by such Person in good faith); (iv) every Capital Lease Obligation of such Person; (v) every obligation of such Person with respect to any Sale and Leaseback Transaction to which such Person is a party (vi) if such Person is engaged in the insurance business, all Surplus Debt of such Person; (vii) every obligation of the type referred to in clauses
(i) through (vi) and (viii) of another Person the payment of which such Person has Guaranteed or is otherwise responsible for or liable for, directly or indirectly, as obligor, Guarantor or otherwise; and (viii) every amendment, modification, renewal and extension of an obligation of the type referred to in clauses (i) through (vii).

                  "Initial Purchasers" means Lehman Brothers Inc. and UBS Securities LLC.

                  "Insurance Regulator" means any Person having (i) authority to administer or enforce any statute, regulation or other law of the United States, any State or the District of Columbia or any instrumentality or political subdivision thereof (or any order or decree of any court thereof) governing the conduct of an insurance business, and (ii) jurisdiction over the matter in question.

                  "Issue Date" means February 17, 2004.

                  "Lien" means, with respect to any property or assets, any mortgage, pledge, security interest, lien, conditional sale or other title retention agreement or other similar encumbrance.

                  "Officer" means the Chairman of the Board, the Chief Executive Officer, the President, the Vice Chairman, any Vice President, the Treasurer, the Assistant Treasurer, the Chief Financial Officer, the Secretary or the Assistant Secretary of the Company, as applicable.

                  "Officers' Certificate" means a certificate signed by any two Officers of the Company.

                  "Opinion of Counsel" means a written opinion from legal counsel to the Company who is reasonably acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

                  "Paying Agent" means any Person (including the Company acting as Paying Agent) authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Principal" means the principal of the Security plus the premium, if any, payable on the Security which is due or overdue or is to become due at the relevant time; provided, however, that for purposes of calculating any such premium, the term "principal" shall not include the premium with respect to which such calculation is being made.

                  "Purchase Agreement" means the Purchase Agreement dated February 11, 2004 between the Company and the Initial Purchasers.

                  "Registered Exchange Offer" means the offer by the Company, pursuant to the Registration Rights Agreement, to certain Holders of Initial Securities, to issue and deliver to such Holders, in exchange for the Initial Securities, a like aggregate principal amount of Exchange Securities registered under the Securities Act.

                  "Registration Rights Agreement" means the Exchange and Registration Rights Agreement, dated as of February 17, 2004, between the Company and the Initial Purchasers, and with respect to any Additional Securities, one or more substantially similar registration rights agreements between the Company and the other parties thereto, as such agreement(s) may be amended, from time to time.

                  "Responsible Officer" shall mean, when used with respect to the Trustee, any officer within the corporate trust department of the Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of this Indenture.

                  "Restrictive Securities Legend" means the Restrictive Legend set forth in Section 2.1(c).

                  "Sale and Leaseback Transaction" means any arrangement with any bank, insurance company or other lender or investor (other than the Company or a Subsidiary), or to which such lender or investor is a party, providing for the leasing by the Company or any Subsidiary of any property or asset of the Company or any Subsidiary that has been or is to be sold or transferred by the Company or any Subsidiary to such lender or investor or to any Person (other than the Company or a Subsidiary) to whom funds have been or are to be advanced by such lender or investor on the security of such property or asset.

                  "SEC" means the U.S. Securities and Exchange Commission, or any successor agency.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Securities Custodian" means the custodian with respect to a Global Security (as appointed by DTC), or any successor person thereto and shall initially be the Trustee.

                  "Significant Subsidiary" means a Subsidiary, including its Subsidiaries, that meets any of the conditions set forth under Rule 405 under the Securities Act.

                  "Stated Maturity" means, with respect to any Security, the date specified in such Security as the fixed date on which the payment of Principal of such Security is due and payable, including pursuant to any mandatory redemption provision (but excluding any provision providing for the repurchase of such Security at the option of the Holder thereof upon the happening of any contingency beyond the control of the Company unless such contingency has occurred).

                  "Subsidiary" means a corporation, company (including any limited liability company), association, partnership, joint venture, trust or other business entity in which the Company and/or one or more of its other Subsidiaries owns at least 50% of the Voting Stock.

                  "Surplus Debt" of any Person engaged in the insurance business means any liability of such Person to another Person for repayment of a sum of money to such other Person under a written agreement approved by an Insurance Regulator providing for such liability to be paid only out of surplus of such Person in excess of a minimum amount of surplus specified in such agreement.

                  "Trust Indenture Act" means the U.S. Trust Indenture Act of 1939, as amended (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendments, the U.S. Trust Indenture Act of 1939, as so amended.

                  "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means such successor.

                  "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

                  "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the option of the issuer thereof.

                  "Voting Stock" means stock of any class or classes or other ownership interest having general voting power under ordinary circumstances to elect a majority of the board of directors, managers, trustees or persons with similar functions of the entity in question, provided that, for the purposes of this definition, stock which carries only the right to vote conditionally on the happening of an event will not be considered Voting Stock whether or not that event has happened.

                  "Wholly Owned Subsidiary" means, at any time, a Subsidiary all of the outstanding Capital Stock of which (other than directors' qualifying shares) shall at such time be owned, directly or indirectly, by the Company, one or more Wholly Owned Subsidiaries or the Company and one or more Wholly Owned Subsidiaries.

                  SECTION 1.2 Other Definitions.

                                                                                              Defined in
                                     Term                                                      Section
                                     ----                                                      -------
"Affiliate"..........................................................................          10.6
"Agent Members"......................................................................          2.1(d)
"Authenticating Agent"...............................................................          2.2
"Company Order"......................................................................          2.2
"covenant defeasance option".........................................................          8.1(b)
"Definitive Securities"..............................................................          2.1(e)
"Event of Default"...................................................................          6.1
"Exchange Global Security"...........................................................          2.1(a)
"Exchange Securities"................................................................          Preamble
"Global Securities"..................................................................          2.1(a)
"Initial Securities".................................................................          Preamble
"full defeasance option".............................................................          8.1(b)
"Paying Agent".......................................................................          2.3
"QIBs"...............................................................................          2.1(a)
"Registrar"..........................................................................          2.3
"Resale Restriction Termination Date"................................................          2.6
"Restrictive Legend".................................................................          2.1(c)
"Rule 144A"..........................................................................          2.1(a)
"Rule 144A Certificate"..............................................................          2.7
"Rule 144A Global Security"..........................................................          2.1(a)
"Rule 144A Security".................................................................          2.1(a)
"Securities".........................................................................          Preamble

                  SECTION 1.3 Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the Trust Indenture Act which are incorporated by reference in and made a part of this Indenture. The following terms in the Trust Indenture Act have the following meanings:

                  "Commission" means the SEC.

                  "indenture securities" means the Securities.

                  "indenture security holder" means a Holder.

                  "indenture to be qualified" means this Indenture.

                  "indenture trustee" or "institutional trustee" means the Trustee.

                  "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

                  All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

                  SECTION 1.4 Rules of Construction. Unless the context otherwise requires:

                  (1)      a term has the meaning assigned to it;

                  (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (3)      "or" is not exclusive;

                  (4)      "including" means including without limitation;

                  (5) words in the singular include the plural and words in the plural include the singular;

                  (6) all references to (a) Initial Securities shall refer also to any Additional Securities issued in the form of Initial Securities and (b) Exchange Securities shall refer also to any Additional Securities issued in the form of Exchange Securities, in each case, pursuant to Section 2.15;

                  (7) all references to the date the Securities were originally issued shall refer to the Issue Date or the date any Additional Securities were originally issued, as the case may be; and

                  (8) The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                   ARTICLE II

                                 The Securities

                  SECTION 2.1 Form and Dating. (a) The Initial Securities are being offered and sold by the Company to the Initial Purchasers pursuant to the Purchase Agreement. The Initial Securities will be resold initially by the Initial Purchasers only to qualified institutional buyers (as defined in Rule 144A under the Securities Act ("Rule 144A")) in reliance on Rule 144A ("QIBs"). The Initial Securities may thereafter be transferred only to QIBs for the period specified herein or in accordance with the procedure described herein.

                  The Initial Securities will be offered and sold to QIBs in reliance on Rule 144A (each, a "Rule 144A Security" and collectively, the "Rule 144A Securities") in the form of a permanent global Security, without interest coupons, substantially in the form of Exhibit A, which is incorporated by reference and made a part of this Indenture, including appropriate legends as set forth in Section 2.1(c) (the "Rule 144A Global Security"), deposited with the Trustee, as custodian for DTC, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The Rule 144A Global Security may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate. The aggregate principal amount of the Rule 144A Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC or its nominee, as hereinafter provided.

                  Exchange Securities exchanged for interests in the Rule 144A Security will be issued in the form of a permanent global Security substantially in the form of Exhibit B hereto, which is hereby incorporated by reference and made a part of this Indenture, deposited with the Trustee as hereinafter provided, including the appropriate legend set forth in Section 2.1(c) (the "Exchange Global Security"). The Exchange Global Security may be represented by more than one certificate, if so required by DTC's rules regarding the maximum principal amount to be represented by a single certificate.

                  The Rule 144A Global Security and the Exchange Global Security are sometimes collectively herein referred to as the "Global Securities."

                  The Principal of and interest on the Securities shall be payable at the office or agency of the Company maintained for such purpose in The City of New York, or at such other office or agency of the Company as may be maintained for such purpose pursuant to Section 2.3; provided, however, that at the option of the Company, each installment of interest may be paid by (i) check mailed to addresses of the Persons entitled thereto as such addresses shall appear on the Note Register or (ii) wire transfer to an account located in the United States maintained by the payee. Payments in respect of Securities represented by a Global Security (including Principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by DTC.

                  (b) Denominations. The Securities shall be issuable only in fully registered form, without coupons, and only in denominations of $1,000 and any integral multiple thereof.

                  (c) Legends. (A) Unless and until (i) an Initial Security is sold under an effective registration statement pursuant to the Registration Rights Agreement or a similar agreement, (ii) an Initial Security is exchanged for an Exchange Security in connection with an effective registration statement pursuant to the Registration Rights Agreement or a similar agreement or (iii) the Resale Restriction Termination Date (as defined below), the Rule 144A Global Security shall bear the following legend (the "Restrictive Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD,

         ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION.

         THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES ON ITS OWN BEHALF AND ON BEHALF OF ANY INVESTOR ACCOUNT FOR WHICH IT HAS PURCHASED SECURITIES, TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") THAT IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH THE COMPANY OR ANY AFFILIATE OF THE COMPANY WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY), ONLY
         (A) TO THE COMPANY OR A SUBSIDIARY OF THE COMPANY, (B) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE COMPANY'S AND THE TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATIONS AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE."

                  (B) The Global Securities, whether or not an Initial Security, shall bear the following legend on the face thereof:

         "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR SUCH OTHER NAME, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  (d) Book-Entry Provisions. (i) This Section 2.1(d) shall apply only to Global Securities deposited with the Trustee, as custodian for DTC.

                  (ii) Each Global Security initially shall (x) be registered in the name of DTC for such Global Security or the nominee of DTC,
(y) be delivered to the Trustee as custodian for DTC and (z) bear legends as set forth in Section 2.1(c).

                  (iii) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by DTC or by the Trustee as the custodian of DTC or under such Global Security, and DTC may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (iv) In connection with any transfer of a portion of the beneficial interest in a Global Security pursuant to subsection (e) of this
Section 2.1 to beneficial owners who are required to hold Definitive Securities, the Securities Custodian shall reflect on its books and records the date and a decrease in the principal amount of such Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Definitive Securities of like tenor and amount.

                  (v) In connection with the transfer of an entire Global Security to beneficial owners pursuant to subsection (e) of this Section 2.1, such Global Security shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Security, an equal aggregate principal amount of Definitive Securities of authorized denominations.

                  (vi) The registered holder of a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under this Indenture or the Securities.

                  (e) Definitive Securities. (i) Except as provided below, owners of beneficial interests in Global Securities will not be entitled to receive certificated Securities ("Definitive Securities"). If required to do so pursuant to any applicable law or regulation, beneficial owners may obtain Definitive Securities in exchange for their beneficial interests in a Global Security upon written request in accordance with DTC's and the Registrar's procedures. In addition, Definitive Securities shall be transferred to all beneficial owners in exchange for their beneficial interests in a Global Security if (a) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Security or DTC ceases to be a clearing agency registered under applicable law and a successor depositary is not appointed by the Company within 90 days of such notice, (b) the Company executes and delivers to the Trustee an Officers' Certificate stating that such Global Security shall be so exchangeable or (c) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

                  (ii) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d)(iv) or (v) shall bear the legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

                  SECTION 2.2 Execution and Authentication. An Officer of the Company shall sign the Securities for the Company by manual or facsimile signature and may be imprinted or otherwise reproduced.

                  If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

                  A Security shall not be valid until an authorized signatory of the Trustee authenticates the Security by manual or facsimile signature. The signature of the Trustee on a Security shall be conclusive evidence that such Security has been duly and validly authenticated and issued under this Indenture. A Security shall be dated the date of its authentication.

                  At any time and from time to time after the execution and delivery of this Indenture, the Trustee shall authenticate and make available for delivery: (1) Initial Securities for original issue on the Issue Date in an aggregate principal amount of $200.0 million, (the "Original Securities"), (2) any Additional Securities for original issue from time to time after the Issue Date as set forth in Section 2.15 and (3) any Exchange Securities for issue only in exchange for a like principal amount of Initial Securities, in each case upon a written order of the Company signed by two Officers of the Company (a "Company Order"). Such Company Order shall specify the amount of the Securities to be authenticated and the date on which the original issue of Securities is to be authenticated and whether the Securities are to be Initial Securities, Additional Securities or Exchange Securities. The aggregate principal amount of Initial Securities which may be authenticated and delivered under this Indenture is limited to $200.0 million. Additionally, the Company may from time to time, without notice to or consent of the Holders, issue such additional principal amounts of Additional Securities as may be issued and authenticated pursuant to clause (2) of this paragraph, and Securities authenticated and delivered upon registration or transfer of, or in exchange for, or in lieu of, other Securities of the same class pursuant to Section 2.6, Section 2.9, Section 2.10, Section
3.6 or Section 9.5.

                  The Trustee may appoint an agent (the "Authenticating Agent") reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, any such Authenticating Agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

                  In case the Company, pursuant to Article V, shall be consolidated or merged with or into any other Person or shall convey, transfer, lease or otherwise dispose of all or substantially all its properties to any Person, and the successor Person resulting from such consolidation, or surviving such merger, or into which the Company shall have been merged, or the Person which shall have received a conveyance, transfer, lease or other disposition as aforesaid, shall have executed an indenture supplemental hereto (if not otherwise a party to the Indenture) with the Trustee pursuant to Article V, any of the Securities authenticated or delivered prior to such consolidation, merger, conveyance, transfer, lease or other disposition may, from time to time, at the request of the successor Person, be exchanged for other Securities executed in the name of the successor Person with such changes in phraseology and form as may be appropriate, but otherwise in substance of like tenor as the Securities surrendered for such exchange and of like principal amount; and the Trustee, upon Company Order of the successor Person, shall authenticate and deliver Securities as specified in such order for the purpose of such exchange. If Securities shall at any time be authenticated and delivered in any new name of a successor Person (if other than the Company) pursuant to this Section 2.2 in exchange or substitution for or upon registration of transfer of any Securities, such successor Person (if other than the Company), at the option of the Holders but without expense to them, shall provide for the exchange of all Securities at the time outstanding for Securities authenticated and delivered in such new name.

                  SECTION 2.3 Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more additional paying agents. The term "Paying Agent" includes any such additional paying agent.

                  In the event the Company shall retain any Person not a party to this Indenture as an agent hereunder, the Company shall enter into an appropriate agency agreement with such agent, which shall incorporate the terms of the Trust Indenture Act. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of each such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company shall be responsible for the fees and compensation of all agents appointed or approved by it. Either the Company or any of its domestically incorporated wholly owned Subsidiaries may act as Paying Agent.

                  The Company initially appoints the Trustee as Registrar and Paying Agent for the Securities.

                  SECTION 2.4 Paying Agent To Hold Money in Trust. By no later than 11:00 a.m. (New York City time) on the date on which any Principal or interest (including any Additional Interest) on any Security is due and payable, the Company shall deposit with the Paying Agent a sum sufficient to pay such Principal or interest (including any Additional Interest) when due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that such Paying Agent shall hold in trust for the benefit of Holders or the Trustee all money held by such Paying Agent for the payment of Principal of or interest (including any Additional Interest) on the Securities and shall notify the Trustee in writing of any default by the Company in making any such payment. If either of the Company or any of its Subsidiaries acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent (other than the Trustee) to pay all money held by it to the Trustee and to account for any funds disbursed by such Paying Agent. Upon complying with this Section 2.4, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money delivered to the Trustee. Upon any bankruptcy, reorganization or similar proceeding with respect to the Company, the Trustee shall serve as Paying Agent for the Securities.

                  SECTION 2.5 Holder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders. If the Trustee is not the Registrar, the Company shall cause the Registrar to furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

                  SECTION 2.6 Transfer and Exchange. With respect to any proposed registration of transfer of a Global Security prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Security (or any predecessor thereto) (the "Resale Restriction Termination Date"), a registration of transfer shall be made upon the representation of the transferee in the form as set forth on the reverse of the Security that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the foregoing representations in order to claim the exemption from registration provided by Rule 144A.

                  (a) Restrictive Legend. Upon the transfer, exchange or replacement of Securities not bearing a Restrictive Legend, the Registrar shall deliver Securities that do not bear a Restrictive Legend. Upon the transfer, exchange or replacement of Securities bearing a Restrictive Legend, the Registrar shall deliver only Securities that bear a Restrictive Legend unless there is delivered to the Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act. The Registrar shall not register a transfer of any Security that does not comply with the applicable provisions of this Indenture.

                  (b) Copies. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section
2.1 or this Section 2.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                  (c) Obligations with Respect to Transfers and Exchanges of Securities.

                           (i) To permit registrations of transfers and exchanges, the Company shall, subject to the other terms and conditions of this Article II, execute and the Trustee shall authenticate Definitive Securities and Global Securities at the Registrar's request.

                           (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax, assessment, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon exchange or transfer pursuant to Sections 3.6 or 9.5).

                           (iii) The Registrar shall not be required to register the transfer of or exchange of any Security for a period beginning (1) 15 days before the mailing of a notice of an offer to repurchase or redeem Securities and ending at the close of business on the day of such mailing or (2) 15 days before an interest payment date and ending on such interest payment date.

                           (iv)     Prior to the due presentation for
         registration of transfer of any Security, the Company, the Trustee, the Paying Agent or the Registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of Principal of and interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

                           (v) Any Definitive Security delivered in exchange for an interest in a Global Security pursuant to Section 2.1(d) shall bear the legend regarding transfer restrictions applicable to the Definitive Security set forth in Section 2.1(c).

                           (vi) All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture shall be the valid and legally binding obligation of the Company, shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.

                           (vii) All certificates, certifications and opinions of counsel required to be submitted to the Registrar pursuant to this Section 2.6 to effect any transfer or exchange may be submitted by facsimile transmission, with the original to follow by first class mail or hand delivery.

                  (d) No Obligation of the Trustee. (i) The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, DTC or other Person in respect of any aspect of the records, or for maintaining, supervising or reviewing any records, relating to beneficial ownership interests of a Global Security, with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the Holders (which shall be DTC or its nominee in the case of a Global Security). The rights of beneficial owners in any Global Security shall be exercised only through DTC subject to the applicable rules and procedures of DTC. The Trustee and the Company may conclusively rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

                  (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among Agent Members or beneficial owners of interests in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

                  (e) Transfer and Exchange of Global Securities. A Global Security may not be transferred as a whole except by DTC to a nominee of DTC, by a nominee of DTC to DTC or to another nominee of DTC, or by the DTC or any such nominee to a successor depositary or to a nominee of such successor depositary.

                  (f) Accrual of Interest on the Exchange Security; Exchange of Exchange Securities.

                           (i) Interest on any Exchange Security shall accrue from the dates provided in Exhibit B.

                           (ii)     Subject to Section 2.1(e), upon the
         occurrence of the exchange offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.2, the Trustee shall authenticate, one or more Exchange Global Securities in an aggregate principal amount equal to the principal amount of the beneficial interests in the Initial Securities or Additional Securities tendered for acceptance by Persons that certify in the applicable letters of transmittal that (x) they are not broker-dealers, (y) they are not participating in a distribution of the Exchange Securities and (z) they are not affiliates (as defined in Rule 144 under the Securities Act) of the Company, and accepted for exchange in the exchange offer. Concurrently with the issuance of such Securities, the Trustee shall cause the aggregate principal amount of the applicable Initial Securities in the form of Global Securities and/or Additional Securities in the form of Global Securities to be reduced accordingly.

                  SECTION 2.7 Form of Certificates to be Delivered in Connection with Transfers Pursuant to Rule 144A. Attached hereto as Exhibit C is the certificate to be delivered in connection with transfers pursuant to Rule 144A (the "Rule 144A Certificate").

                  SECTION 2.8 Business Days. If a payment date is on a date that is not a Business Day, payment shall be made on the next succeeding day that is a Business Day, and no interest shall accrue on such payment for the intervening period. If a regular record date is on a day that is not a Business Day, the record date shall not be affected.

                  SECTION 2.9 Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security shall provide the Company and the Trustee with evidence to their satisfaction that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. In addition, such Holder shall furnish an indemnity or surety bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent and the Registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security, including reasonable fees and expenses of counsel. Every replacement Security is an additional obligation of the Company.

                  SECTION 2.10 Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled, those delivered for cancellation and those described in this Section
2.10 as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

                  If a Security is replaced pursuant to Section 2.9, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser.

                  If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all Principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

                  SECTION 2.11 Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at any office or agency maintained by the Company for that purpose and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute, and the Trustee shall authenticate and deliver in exchange therefor, one or more definitive Securities representing an equal principal amount of Securities. Until so exchanged, the Holder of temporary Securities shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Securities.

                  SECTION 2.12 Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee for cancellation any Securities surrendered to them for registration of transfer or exchange or payment. The Trustee and no one else shall cancel (subject to the record retention requirements of the Exchange Act) all Securities surrendered for registration of transfer or exchange, payment or cancellation and, upon the request of the Company, deliver a certificate of such cancellation to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation, which shall not prohibit the Company from issuing any Additional Securities, or any Exchange Securities in exchange for Initial Securities. All cancelled Securities held by the Trustee may be disposed of by the Trustee in accordance with its then customary practices and procedures, unless the Company directs otherwise.

                  SECTION 2.13 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest plus interest on such defaulted interest to the extent lawful at the rate specified therefor in the Securities in any lawful manner. The Company may pay the defaulted interest to the Persons who are Holders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee which specified record date shall not be less than 10 days prior to the payment date for such defaulted interest and shall promptly mail or cause to be mailed to each Holder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid. The Company shall notify the Trustee in writing of the amount of defaulted interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such defaulted interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when so deposited to be held in trust for the benefit of the Person entitled to such defaulted interest as provided in this
Section 2.13.

                  SECTION 2.14 CUSIP Numbers, etc. The Company in issuing the Securities may use "CUSIP" or "ISIN" numbers and/or other similar numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" and/or "ISIN" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the CUSIP numbers and/or other similar numbers.

                  SECTION 2.15 Issuance of Additional Securities. The Company shall be entitled to issue, from time to time, Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date or the Exchange Securities exchanged therefor (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto), as the case may be. The

Initial Securities issued on the Issue Date, any Additional Securities and all Exchange Securities issued in exchange therefor shall be treated as a single class for all purposes under this Indenture.

                  With respect to any Additional Securities, the Company shall set forth in a resolution of the Board of Directors and an Officers' Certificate, a copy of each shall be delivered to the Trustee, the following information:

                  (i) the aggregate principal amount of such Additional Securities to be authenticated and delivered pursuant to this Indenture;

                  (ii) the issue price, the issue date and the "CUSIP" and "ISIN" number of any such Additional Securities and the amount of interest payable on the first payment date applicable thereto;

                  (iii) whether such Additional Securities shall be transfer restricted securities and issued in the form of Initial Securities as set forth in Exhibit A to this Indenture or shall be issued in the form of Exchange Securities as set forth in Exhibit B to this Indenture; and

                  (iv) if applicable, the Resale Restriction Termination Date for such Additional Securities.

                  SECTION 2.16 One Class of Securities. The Initial Securities, any Additional Securities and the Exchange Securities shall vote and consent together on all matters as one class; and none of the Initial Securities, any Additional Securities and the Exchange Securities shall have the right to vote or consent as a separate class on any matter. The Initial Securities, any Additional Securities and the Exchange Securities shall together be deemed to be a single series under this Indenture.

                                  ARTICLE III

                                   Redemption

                  SECTION 3.1 Notices to Trustee. If the Company elects to redeem Securities pursuant to Section 5 of the Securities, it shall notify the Trustee in writing of the redemption date and the principal amount of Securities to be redeemed.

                  The Company shall give each notice to the Trustee provided for in this Section 3.1 at least 60 days (45 days in the case of redemption of all the Securities) before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate from the Company to the effect that such redemption will comply with the conditions herein. The record date, if any, relating to such redemption shall be selected by the Company and set forth in the related notice given to the Trustee, which record date shall be not less than 15 days prior to the date selected for redemption by the Company.

                  SECTION 3.2 Selection of Securities to be Redeemed. If fewer than all the Securities then outstanding are to be redeemed, the Trustee shall select the Securities to be redeemed by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee considers, in its discretion, to be fair and appropriate in accordance with methods generally used at the time of selection by fiduciaries in similar circumstances. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the Principal of Securities that have denominations larger than $1,000. Securities and portions of them that the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company of the Securities or portions of Securities to be redeemed.

                  SECTION 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a date for redemption of Securities, notice of redemption shall be mailed by first-class mail to each Holder of Securities to be redeemed.

                  The notice shall identify the Securities to be redeemed and shall state:

                           (1)      the redemption date;

                           (2) the redemption price (or the method of calculating such price) and the amount of accrued interest to be paid, if any;

                           (3)      the name and address of the Paying Agent;

                           (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price plus accrued and unpaid interest, if any;

                           (5) if fewer than all the outstanding Securities are to be redeemed, the Bond No. (if certificated) and principal amounts of the particular Securities to be redeemed;

                           (6) that, unless the Company defaults in making such redemption payment, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

                           (7) the CUSIP number, or any similar number, if any, printed on the Securities being redeemed; and

                           (8) that no representation is made as to the correctness or accuracy of the CUSIP number, or any similar number, if any, listed in such notice or printed on the Securities.

                  At the Company's request, the Trustee shall give the notice of redemption in the name of the Company and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section 3.3.

                  SECTION 3.4 Effect of Notice of Redemption. Once notice of redemption is mailed in accordance with Section 3.3, Securities called for redemption shall become due and payable on the redemption date and at the redemption price as stated in the notice. Upon surrender to the Paying Agent on or after the redemption date, such Securities shall be paid at the redemption price stated in the notice, plus accrued and unpaid interest to the redemption date; provided, that the Company shall have deposited the redemption price with the Paying Agent or the Trustee on or before 11:00 a.m. (New York City time) on the date of redemption; provided further that if the redemption date is after a regular record date and on or prior to the interest payment date, the accrued and unpaid interest shall be payable to the Holder of the redeemed Securities entitled to the redemption price. Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

                  SECTION 3.5 Deposit of Redemption Price. By no later than 11:00 a.m. (New York City time) on the date of redemption, the Company shall deposit with the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which are owned by the Company or a Subsidiary and have been delivered by the Company or such Subsidiary to the Trustee for cancellation.

                  Unless the Company defaults in the payment of such redemption price, interest on the Securities to be redeemed will cease to accrue on and after the applicable redemption date, whether or not such Securities are presented for payment.

                  SECTION 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder thereof (at the Company's expense) a new Security, equal in a principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV

                                    Covenants

                  SECTION 4.1 Payment of Securities. The Company covenants and agrees that it will promptly pay the Principal of and interest (including Additional Interest) on the Securities and the redemption price as and when due, on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest (including Additional Interest) shall be considered paid on the date due if, on or before 11:00 a.m. (New York City time) on such date, the Trustee or the Paying Agent (or, if the Company or any of its Subsidiaries is the Paying Agent, the segregated account or separate trust fund maintained by the Company or such Subsidiary pursuant to Section 2.4) holds in accordance with this Indenture money sufficient to pay all Principal and interest (including Additional Interest) then due. If any Additional Interest is due, the Company shall deliver an Officers' Certificate to the Trustee setting forth the Additional Interest per $1,000 aggregate principal amount of Securities.

                  The Company shall pay interest on overdue Principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful as provided in
Section 2.13.

                  Notwithstanding anything to the contrary contained in this Indenture, the Company or the Paying Agent may, to the extent it is required to do so by law, deduct or withhold income or other similar taxes imposed by the United States of America or other domestic or foreign taxing authorities from Principal or interest payments hereunder.

                  SECTION 4.2 Maintenance of Office or Agency. The Company will maintain an office or agency in the United States where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. Such office or agency will initially be the office of the Trustee located at 59 Maiden Lane, New York, NY 10038. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                  The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the United States for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

                  SECTION 4.3 Money for Security Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent, it will, on or before each due date of the Principal of and premium, if any, or interest on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the Principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                  Whenever the Company shall have one or more Paying Agents, it will, on or prior to each due date of the Principal of and premium, if any, or interest on any Securities, deposit with the Paying Agent or Paying Agents a sum sufficient to pay the Principal, premium, if any, or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such Principal, premium, if any, or interest, and, unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

                  The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                           (1) hold all sums held by it for the payment of the Principal of and premium, if any, or interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                           (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of Principal and premium, if any, or interest; and

                           (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                  The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                  Any money deposited with the Trustee or any Paying Agent, or then held by the Company in trust for the payment of the Principal of and premium, if any, or interest on any Security and remaining unclaimed for two years after such Principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Order, or, if then held by the Company, shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be disseminated once, in a press release through Dow Jones & Company, Inc. or Bloomberg Business News (or any successor or similar organization), notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                  SECTION 4.4 Statements of Officers of Company as to Default; Notice of Default. (a) The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, a certificate, signed by the principal executive officer, principal financial officer, or principal accounting officer, stating whether or not to the best knowledge of the signers thereof the Company is in Default (without regard to periods of grace or requirements of notice) in the performance and observance of any of the terms, provisions and conditions hereof, and if the Company shall be in Default, specifying all such Defaults and the nature and status thereof of which they may have knowledge.

                  (a) The Company shall file with the Trustee written notice of the occurrence of any Default or Event of Default within five Business Days of its becoming aware of any such Default or Event of Default.

                  SECTION 4.5 Existence. Subject to Article VIII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises and those of each of its Significant Subsidiaries; provided, however, that the Company shall not be required to preserve any such right or franchise if its Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company or the business of any Subsidiary and that the loss thereof is not disadvantageous in any material respect to the Holders.

                  SECTION 4.6 Maintenance of Properties. The Company will cause all properties used or useful in the conduct of its business or the business of any Significant Subsidiary to be maintained and kept in good condition, repair and working order and supplied with all necessary equipment and will cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the reasonable judgment of the Company may be necessary so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties if such discontinuance is, in the reasonable judgment of the Company, desirable in the conduct of its business or the business of any Significant Subsidiary and not disadvantageous in any material respect to the Holders.

                  SECTION 4.7 Payment of Taxes and Other Claims. The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (1) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiary, and (2) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company or any Subsidiary; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which disputed amounts adequate reserves have been made.

                  SECTION 4.8 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and perform such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

                  SECTION 4.9 Limitation on Liens. (a) The Company will not, and will not permit any Subsidiary to, incur, issue, assume or Guaranty any Indebtedness if such Indebtedness is secured by Lien on any shares of Voting Stock of any Significant Subsidiary, whether such Voting Stock is now owned or shall hereafter be acquired, without providing that the Securities (together with, if the Company shall so determine, any other Indebtedness or obligations of the Company or any Subsidiary ranking equally with such Securities and then existing or thereafter created) shall be secured equally and ratably with such Indebtedness. For the purposes of the foregoing, pledging, placing a lien on or creating a security interest in any shares of Voting Stock of a Significant Subsidiary in order to secure then outstanding Indebtedness of the Company or any Subsidiary shall be deemed to be the incurrence, issuance, assumption or Guaranty (as the case may be) of such Indebtedness.

                  (b) The foregoing limitation shall not apply to (i) up to $10 million of Indebtedness not contemplated by clauses (ii) and (iii), (ii) Indebtedness secured by a Lien on any shares of Voting Stock of any corporation if such Lien is made or granted prior to or at the time such corporation becomes a Significant Subsidiary, (iii) Liens securing Indebtedness of a Significant Subsidiary to the Company or another Significant Subsidiary or (iv) the extension, renewal or replacement (or successive extensions, renewals or replacements), in whole or in part, of any Lien referred to in the foregoing clauses (ii) and (iii) but only if the principal amount of Indebtedness secured by the Liens immediately prior to the extension, renewal or replacement is not increased and the Lien is not extended to other property.

                  SECTION 4.10 Limitations on Disposition of Stock of Significant Subsidiaries. The Company will not, and will not permit any Subsidiary to, sell, transfer or otherwise dispose of any shares of Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) except for, subject to the covenant relating to mergers and sales of assets described in Section 5.1, (i) a sale, transfer or other disposition of any Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) to a Wholly Owned Subsidiary of the Company or (ii) a sale, transfer or other disposition for at least fair value (as determined by the Board of Directors acting in good faith) of any of the Capital Stock of any Significant Subsidiary (or of any Subsidiary having direct or indirect control of any Significant Subsidiary) held by the Company and its Subsidiaries, and in either such case, after giving effect to the use of proceeds therefrom, the Company and its Subsidiaries, considered as a whole, would continue to be principally engaged in the business the Company and its Subsidiaries conduct as of February 11, 2004.

                  SECTION 4.11 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in this Article IV (other than Sections 4.1 through 4.4, inclusive), if before the time for such compliance the Holders of at least a majority (or such greater amount as may be specified in any such term, provision or condition) in Principal amount of the Outstanding Securities shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

                  SECTION 4.12 SEC Reports. The Company will comply with all the applicable provisions of Section 314(a) of the Trust Indenture Act. Delivery of such information, documents or reports to the Trustee pursuant to such provisions is for informational purposes only, and the Trustee's receipt thereof shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of the covenants hereunder (as to which the Trustee is entitled to rely exclusively on the Officers' Certificate).

                                   ARTICLE V

                    Consolidation, Merger and Sale of Assets

                  SECTION 5.1 Company May Consolidate, Etc., Only on Certain Terms. The Company shall not consolidate with or merge into another corporation or sell or lease all or substantially all its assets to another corporation, unless:

                           (1) either the Company is the continuing corporation, or the successor corporation (if other than the Company) expressly assumes by supplemental indenture the obligations evidenced by the Securities (in which case, except in the case of such a lease, the Company will be discharged therefrom; provided that any successor corporation must be a corporation organized and existing under the laws of the United States of America, any State thereof or the District of Columbia); and

                           (2) immediately thereafter, the Company or the successor corporation (if other than the Company) would not be in default in the performance of any covenant or condition contained herein.

                  SECTION 5.2 Successor Substituted for Company. Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer or lease of all or substantially all the properties and assets of the Company in accordance with Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved of all obligations and covenants under this Indenture and the Securities.

                                   ARTICLE VI

                              Defaults and Remedies

                  SECTION 6.1 Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order or any court or any order, rule or regulation of any administrative or governmental body):

                           (1) default by the Company in the payment of any interest upon any Security when it becomes due and payable, and continuance of such default for a period of 30 days; or

                           (2) default by the Company in the payment of the Principal of or premium, if any, on, or the redemption price on, any Security when the same becomes due and payable at its Maturity Date; or

                           (3) default by the Company in the performance, or breach, of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Securities then outstanding a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                           (4) (A) the failure by the Company or any Subsidiary to pay Indebtedness in an aggregate principal amount exceeding $10 million at the later of final maturity or upon expiration of any applicable grace period with respect to such principal amount, or (B) acceleration of the maturity of any Indebtedness of the Company or any Subsidiary, in excess of $10 million, if such failure to pay is not discharged or such acceleration is not annulled within 10 days after due notice; or

                           (5)      a decree or order by a court having
         jurisdiction in the premises shall have been entered adjudging the Company or any Significant Subsidiary as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization or rehabilitation of the Company or any Significant Subsidiary under any Bankruptcy Law, and such decree or order shall have continued undischarged and unstayed for a period of 60 days; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver or rehabilitator or custodian or sequestrator or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Significant Subsidiary or of their respective property or other similar official, or for the winding up or liquidation of their respective affairs, shall have been entered, and such decree or order shall have remained in force undischarged and unstayed for a period of 60 days; or

                           (6) the Company or any Significant Subsidiary shall institute proceedings to be adjudicated a voluntary bankrupt, or shall consent to the filing of a bankruptcy proceeding against any of them, or shall file a petition or answer or consent seeking reorganization or rehabilitation under any Bankruptcy Law, or shall consent to the filing of any such petition, or shall consent to the appointment of a receiver or rehabilitator or custodian or sequestrator or liquidator or trustee or assignee in bankruptcy or insolvency of the Company or any Significant Subsidiary or of their respective property or other similar official, or shall make an assignment for the benefit of creditors, or shall admit in writing its inability to pay their respective debts generally as they become due; or

                           (7) the entry against the Company or any Significant Subsidiary of one or more judgments, decrees or orders by a court having jurisdiction in the premises from which no appeal may be or is taken for the payment of money, either individually or in the aggregate, in excess of $10 million and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 60 consecutive days without a stay of execution and there has been given, by registered or certified mail in the manner set forth in
         Section 10.2, to the Company by the Trustee or to the Company and the Trustee by the

         Holders of not less than 25% in principal amount of the Securities then outstanding a written notice specifying such entry and continuance of such judgment, decree or order and stating that such notice is a "Notice of Default" hereunder.

                  SECTION 6.2 Acceleration. If an Event of Default with respect to the Securities (other than an Event of Default specified in Section 6.1(5) or (6)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding by notice to the Company and the Trustee, may declare the Principal of and accrued but unpaid interest on all the Securities to be due and payable. Upon such a declaration, such Principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.1(5) or (6) occurs and is continuing, the Principal of and accrued interest on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree (other than a judgment or decree for the payment of Principal or interest or monies due on the Securities) and if all existing Events of Default have been cured or waived except nonpayment of Principal or interest that has become due solely because of such acceleration and the Trustee has been paid all amounts due to it pursuant to Section 7.7. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

                  SECTION 6.3 Other Remedies. If an Event of Default with respect to the Securities occurs and is continuing, the Trustee may pursue any available remedy to collect the payment of Principal of or interest on the Securities or to enforce the performance of any provision of the Securities or this Indenture.

                  The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are, to the extent permitted by law, cumulative.

                  SECTION 6.4 Waiver of Past Defaults. The Holders of a majority in aggregate principal amount of the Securities then outstanding by notice to the Trustee may waive any past or existing Default and its consequences except
(i) a Default in the payment of the Principal of, or premium, or interest on a Security or (ii) a Default in respect of a provision that under Section 9.2 cannot be amended without the consent of each Holder affected. When a Default is waived, it is deemed cured, and any Event of Default arising therefrom shall be deemed to have been cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.

                  SECTION 6.5 Control by Majority. Upon provision of security or indemnity reasonably satisfactory to the Trustee, the Holders of a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee with respect to the Securities or of exercising any trust or power conferred on the Trustee. However, the Trustee, which may rely on opinions of counsel, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines is unduly prejudicial to the rights of other Holders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction.

                  SECTION 6.6 Limitation on Suits. A Holder of Securities may not pursue any remedy with respect to this Indenture or the Securities unless:

                           (i) the Holder gives to the Trustee previous written notice stating that an Event of Default has occurred and is continuing;

                           (ii) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to pursue the remedy;

                           (iii) such Holder or Holders offer to the Trustee reasonable indemnity satisfactory to it against any costs, liabilities or expenses;

                           (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

                           (v) the Holders of a majority in aggregate principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

                  A Holder may not use this Indenture to prejudice the rights of another Holder or to obtain a preference or priority over another Holder.

                  SECTION 6.7 Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of Principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

                  SECTION 6.8 Collection Suit by Trustee. If an Event of Default specified in Section 6.1(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

                  SECTION 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Holders allowed in any judicial proceedings relative to the Company, its creditors or any other obligor upon the Securities, or any of their creditors or the property of the Company or such other obligor or their creditors and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions, and any custodian, receiver, liquidator or similar official, in any such judicial proceeding is hereby authorized by each Holder to make payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under
Section 7.7.

                  SECTION 6.10 Priorities. Any money or other property collected by the Trustee pursuant to Article VI hereof, or any money or other property otherwise distributable in respect of the Company's obligations under this Indenture, shall be applied in the following order:

                  FIRST: to the Trustee (including any predecessor Trustee) for amounts due under Section 7.7;

                  SECOND: to Holders for amounts due and unpaid on the Securities for Principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for Principal and interest, respectively; and

                  THIRD: to the Company.

                  The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 6.10. At least 15 days before such record date, the Company shall mail to each Holder and the Trustee a notice that states the record date, the payment date and amount to be paid.

                  SECTION 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section
6.7 or a suit by Holders of more than 10% in aggregate principal amount of the outstanding Securities.

                  SECTION 6.12 Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                  ARTICLE VII

                                     Trustee

                  SECTION 7.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.

                  (b)      Except during the continuance of an Event of Default:

                           (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates and Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such Officers' Certificates and Opinions of Counsel which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

                  (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this subsection does not limit the effect of subsections (b) or (f) of this Section 7.1;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

                           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.

                  (d) Every provision of this Indenture that in any way relates to the Trustee is subject to subsections (a), (b), (c) and (f) of this
Section 7.1.

                  (e) The Trustee shall not be liable for interest on any money or other property received by it or for holding moneys or other property uninvested, in either case, except as otherwise agreed between the Company and the Trustee. Money and other property held in trust by the Trustee need not be segregated from other money or property except to the extent required by law.

                  (f) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                  (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 and to the provisions of the Trust Indenture Act, where applicable.

                  SECTION 7.2 Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

                  (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

                  (c) The Trustee may execute any of the trusts or powers or perform any duties hereunder either directly through attorneys and agents, respectively, and shall not be responsible for the misconduct or negligence of any attorney or agent appointed with due care by it hereunder.

                  (d) The Trustee shall not be liable for any action it takes, suffers to exist or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Trustee's conduct does not constitute willful misconduct or negligence.

                  (e) The Trustee may consult with counsel of its selection, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in reliance thereon.

                  (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

                  (g) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Securities unless either (1) a Responsible Officer shall have actual knowledge of such Default or Event of Default or (2) written notice of such Default or Event of Default shall have been given to a Responsible Officer of the Trustee at the Corporate Trust Office by the Company or any other obligor on the Securities or by any Holder of the Securities. Any such notice shall reference this Indenture and the Securities.

                  (h) The rights, privileges, protections, immunities and benefits given to the Trustee pursuant to this Indenture, including its rights to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities as Registrar and Paying Agent, as the case may be, hereunder.

                  (i) The Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of Officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

                  SECTION 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee. Any Paying Agent or Registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

                  SECTION 7.4 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities or any offering document, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

                  SECTION 7.5 Notice of Defaults. If a Default or an Event of Default occurs with respect to the Securities and is continuing and if it is known to the Trustee, the Trustee shall mail to each Holder notice of the Default within 90 days after it is known to a Responsible Officer or written notice of it is received by a Responsible Officer of the Trustee. Except in the case of a Default in payment of Principal of or interest on any Security, the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is not opposed to the interests of Holders.

                  SECTION 7.6 Reports by Trustee to Holders. As promptly as practicable after each May 15 beginning with the May 15 following the date of this Indenture, and in any event prior to July 15 in each year, the Trustee shall, if required, mail to each Holder a brief report dated as of such May 15 that complies with Section 313(a) of the Trust Indenture Act. The Trustee also shall comply with Section 313(b) of the Trust Indenture Act. The Trustee shall promptly deliver to the Company a copy of any report it delivers to Holders pursuant to this Section 7.6.

                  A copy of each report at the time of its mailing to Holders shall be filed by the Trustee with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

                  SECTION 7.7 Compensation and Indemnity. The Company covenants and agrees to pay to the Trustee (and any predecessor Trustee) from time to time such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses (including attorneys' fees and expenses), disbursements and advances incurred or made by it in accordance with the provisions of this Indenture, including costs of collection, in addition to such compensation for its services, except any such expense, disbursement or advance as may arise from its negligence, willful misconduct or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents and counsel. The Trustee shall provide the Company reasonable notice of any expenditure not in the ordinary course of business; provided that prior approval by the Company of any such expenditure shall not be a requirement for the making of such expenditure nor for reimbursement by the Company thereof. The Company shall indemnify each of the Trustee, its officers, directors, employees and any predecessor Trustees against any and all loss, damage, claim, liability or expense (including reasonable attorneys' fees and expenses), including taxes (other than taxes applicable to the Trustee's compensation hereunder) incurred by it in connection with the acceptance or administration of this trust and the performance of its duties hereunder. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee so to notify the Company shall not relieve the Company of its obligations hereunder, except to the extent that the Company has been prejudiced by such failure. The Company shall defend the claim and the Trustee shall cooperate, to the extent reasonable, in the defense of any such claim, and, if (in the opinion of counsel to the Trustee) the facts and/or issues surrounding the claim are reasonably likely to create a conflict with the Company, the Company shall pay the reasonable fees and expenses of separate counsel to the Trustee. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed.

                  To secure the Company's payment obligations in this Section 7.7, the Trustee (including any predecessor Trustee) shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay Principal of and interest on particular Securities.

                  The Company's payment obligations pursuant to this Section 7.7 shall survive the satisfaction, discharge and termination of this Indenture, the resignation or removal of the Trustee and any discharge of this Indenture including any discharge under any Bankruptcy Law. In addition to and without prejudice to the rights provided to the Trustee under any of the provisions of this Indenture, when the Trustee incurs expenses or renders services after the occurrence of a Default specified in Section 6.1(5) or (6) with respect to the Company, the expenses and the compensation for the services are intended to constitute expenses of administration under the Bankruptcy Law.

                  SECTION 7.8 Replacement of Trustee. The Trustee may resign at any time with 30 days notice to the Company. The Holders of a majority in principal amount of the Securities then outstanding, may remove the Trustee with 30 days notice to the Trustee and may appoint a successor Trustee, which successor Trustee shall be reasonably acceptable to the Company. The Company shall remove the Trustee if:

                           (i)      the Trustee fails to comply with Section
         7.10;

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

                           (ii)     the Trustee is adjudged bankrupt or
         insolvent;

                           (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                           (iv) the Trustee otherwise becomes incapable of acting.

                  If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company and the Company shall pay all amounts due and owing to the retiring Trustee under Section 7.7 of the Indenture. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders affected by such resignation or removal. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the lien provided for in Section 7.7.

                  If a successor Trustee does not take office with respect to the Securities within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  Notwithstanding the replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

                  SECTION 7.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee; provided that such corporation shall be eligible under this Article VII and Section 310(a) of the Trust Indenture Act.

                  In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor Trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor Trustee hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

                  SECTION 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of Section 310(a) of the Trust Indenture Act. The Trustee shall have a combined capital and surplus of at least $10,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Section 310(b) of the Trust Indenture Act; provided, however, that there shall be excluded from the operation of
Section 310(b)(1) of the Trust Indenture Act and any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in Section 310(b)(1) of the Trust Indenture Act are met.

                  Nothing herein shall prevent the Trustee from filing with the SEC the application referred to in the second to last paragraph of Section 310(b) of the Trust Indenture Act.

                  SECTION 7.11 Preferential Collection of Claims Against the Company. The Trustee shall comply with Section 311(a) of the Trust Indenture Act, excluding any creditor relationship listed in Section 311(b) of the Trust Indenture Act. A Trustee who has resigned or been removed shall be subject to
Section 311(a) of the Trust Indenture Act to the extent indicated.

                                  ARTICLE VIII

                       Discharge of Indenture; Defeasance

                  SECTION 8.1 Discharge of Liability on Securities; Defeasance. With respect to the Securities, (a) when (i) the Company delivers to the Trustee all outstanding Securities for cancellation or (ii) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article III hereof, or the Securities will become due and payable at their Stated Maturity within one year, or the Securities are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and, in each case of this clause (ii), the Company irrevocably deposits or causes to be deposited with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date, and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate from the Company and an Opinion of Counsel from the Company that all conditions precedent provided herein for relating to satisfaction and discharge of this Indenture have been complied with and at the cost and expense of the Company.

                  (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (i) all of its obligations under the Securities and this Indenture ("full defeasance option") or (ii) its obligations under Section 4.9 and Section 4.10 and the operation of Section 6.1(4) ("covenant defeasance option"). The Company may exercise its full defeasance option notwithstanding its prior exercise of its covenant defeasance option.

                  If the Company exercises its full defeasance option with respect to the Securities, payment of the Securities may not be accelerated because of an Event of Default. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Section 6.1(4).

                  Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

                  (c) Notwithstanding clauses (a) and (b) above, the Company's and the Trustee's obligations in Sections 2.3, 2.4, 2.5, 2.9, 4.1, 4.2, 4.8, 7.7, 7.8, 8.3, 8.4, 8.5 and 8.6 shall survive until the Securities have been paid in full. Thereafter, the Company's and the Trustee's obligations in Sections 7.7, 8.3, 8.4 and 8.5 shall survive.

                  SECTION 8.2 Conditions to Defeasance. The Company may exercise its full defeasance option or its covenant defeasance option with respect to the Securities only if:

                           (i) the Company irrevocably deposits or causes to be deposited in trust with the Trustee money or U.S. Government Obligations which through the scheduled payment of Principal and interest in respect thereof in accordance with their terms will provide cash at such times and in such amounts as will be sufficient to pay Principal and interest and any other payments when due on all outstanding Securities (except Securities replaced pursuant to Section 2.9) to maturity or redemption, as the case may be, as evidenced by a certificate from a nationally recognized firm of independent accountants delivered to the Trustee expressing their opinion that the payments of Principal and interest when due and without reinvestment on the deposited U.S. Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay Principal and interest when due on all outstanding Securities (except Securities replaced pursuant to Section 2.9) to maturity or redemption, as the case may be;

                           (ii) No Default or Event of Default with respect to such Securities shall have occurred and be continuing on the date of such deposit or, insofar as Sections 6.1(5) or 6.1(6) are concerned, at any time on or prior to the 90th day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until after such 90th day);

                           (iii) the deposit does not constitute a default under any other material agreement binding on the Company;

                           (iv) the Company delivers to the Trustee an Opinion of Counsel to the effect that either (i) as a result of the deposit, registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the Trustee for such trust funds or
         (ii) all necessary registrations under said Act have been effected;

                           (v) in the case of the full defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred;

                           (vi) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit and defeasance and will be subject to federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred; and

                           (vii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article VIII have been complied with.

                  Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article III.

                  SECTION 8.3 Application of Trust Money. The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to this
Article VIII. It shall apply the deposited money and the money from U.S. Government Obligations either directly or through the Paying Agent as the Trustee may determine and in accordance with this Indenture to the payment of Principal of and interest on the Securities.

                  SECTION 8.4 Repayment to the Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

                  Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of Principal or interest that remains unclaimed for two years after the date of payment of such Principal and interest, and, thereafter, Holders entitled to the money must look to the Company for payment as general creditors.

                  Anything in this Section 8.4 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee. Any unclaimed funds held by the Trustee pursuant to this Section 8.4 shall be held uninvested and without any liability for interest.

                  SECTION 8.5 Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited U.S. Government Obligations or the principal and interest received on such

U.S. Government Obligations other than any such tax, fee or other charge which by law is for the account of the Holders of the defeased Securities; provided that the Trustee shall be entitled to charge any such tax, fee or other charge to such Holder's account.

                  SECTION 8.6 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this
Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this Article VIII; provided, however, that (a) if the Company has made any payment of interest on or Principal of any Securities following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent and (b) unless otherwise required by any legal proceeding or any order or judgment of any court or governmental authority, the Trustee or Paying Agent shall return all such money and U.S. Government Obligations to the Company promptly after receiving a written request therefor at any time, if such reinstatement of the Company's obligations has occurred and continues to be in effect.

                                   ARTICLE IX

                                   Amendments

                  SECTION 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any Holder:

                           (i) to cure any ambiguity, omission, defect or inconsistency;

                           (ii)     to comply with Article V;

                           (iii)    to add any additional Events of Default;

                           (iv) to add to the covenants of the Company for the benefit of the Holders of all the Securities or to surrender any right or power herein conferred upon the Company;

                           (v) to add one or more guarantees for the benefit of Holders of the Securities;

                           (vi) to secure the Securities pursuant to the terms of this Indenture;

                           (vii) to add or appoint a successor or separate Trustee or other agent;

                           (viii)   to comply with any requirements in
         connection with qualifying this Indenture under the Trust Indenture
         Act;

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

                           (ix) to provide for uncertificated Securities in addition to or in place of Definitive Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are as described in Section 163(f)(2)(B) of the Code;

                           (x) to provide for the issuance of the Exchange Securities, which will have terms substantially identical in all material respects to the Initial Securities (except that the transfer restrictions contained in the Initial Securities will be modified or eliminated, as appropriate);

                           (xi)     to provide for the issuance of any
         Additional Securities, which will have terms substantially identical in all material respects to the Initial Securities or the Exchange Securities (in each case, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto), as the case may be, and which will be treated, together with any outstanding Initial Securities and any Additional Securities, as a single issue of Securities; and

                           (xii) to change any other provision if the change does not adversely affect the interests of any Holder.

                  After an amendment under this Section 9.1 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.1.

                  SECTION 9.2 With Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to any Holder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for Securities). However, without the consent of each Holder affected, an amendment may not:

                           (i) change the Stated Maturity of the Principal of, or installment of interest on, any Security;

                           (ii) reduce the principal amount of, or premium, if any, or the rate of interest on, or any other amounts due on any Securities (including amounts due upon optional redemption or otherwise);

                           (iii) reduce the principal amount of any Security that would be due and payable upon a declaration of acceleration of the Stated Maturity thereof;

                           (iv) change the place of payment or the coin or currency in which the Principal of or interest on any Security is payable;

                           (v) impair the right of any Holder to institute suit for the enforcement of any payment on or after the Stated Maturity of any Security;

                           (vi) reduce the percentage in principal amount of the outstanding Securities, the consent of whose Holders is required in order to modify or amend the Indenture;

                           (vii) modify any of the provisions of this Indenture regarding the waiver of past defaults and the waiver of certain covenants by Holders except to increase any percentage vote required or to provide that certain other provisions of the Indenture cannot be modified or waived without the consent of the Holder of each Security affected thereby; or

                           (viii)   modify any of the above provisions of this
         Section 9.2.

                  It shall not be necessary for the consent of the Holders under this Section 9.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

                  After an amendment under this Section 9.2 becomes effective, the Company shall mail to Holders a notice briefly describing such amendment. The failure to give such notice to all Holders, or any defect therein, shall not impair or affect the validity of an amendment under this Section 9.2.

                  SECTION 9.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the Trust Indenture Act as then in effect.

                  SECTION 9.4 Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. After an amendment or waiver becomes effective with respect to the Securities, it shall bind every Holder.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date.

                  SECTION 9.5 Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Company shall provide in writing to the Trustee an appropriate notation to be placed on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determine, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

                  SECTION 9.6 Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article IX if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing such amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, in addition to the documents required by Section 10.4, an Officers' Certificate of the Company and an Opinion of Counsel stating that such amendment complies with the provisions of this Article IX and that the supplemental indenture evidencing such amendment constitutes the legal valid and binding obligation of the Company in accordance with its terms subject to customary exceptions.

                  SECTION 9.7 Payment for Consent. Neither the Company nor any affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of a Security for, or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders of a Securities that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE X

                                  Miscellaneous

                  SECTION 10.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by, or with another provision included or which is required to be included in this Indenture by the Trust Indenture Act, the duty or provision required by the Trust Indenture Act shall control.

                  SECTION 10.2 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

                      if to the Company:

                      Infinity Property and Casualty Corporation
                      2204 Lakeshore Drive
                      Birmingham, Alabama 35209
                      Facsimile Number: 205-803-8487
                      Attention: General Counsel

                      if to the Trustee:

                      American Stock Transfer & Trust Company
                      59 Maiden Lane
                      New York, New York 10038

                      Facsimile Number: 718-331-1852
                      Attention: Corporate Trust Department

                  Any notices between the Company and the Trustee may be by facsimile or email, receipt confirmed and the original to follow by guaranteed overnight courier. The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to the Holder at the Holder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

                  SECTION 10.3 Communication by Holders with other Holders. Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

                  SECTION 10.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the Trustee:

                           (i) an Officers' Certificate of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (ii) an Opinion of Counsel of the Company in form reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

                  SECTION 10.5 Statements Required in Certificate or Opinion. The Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

                           (i) a statement that the individual making such certificate or opinion has read such covenant or condition;

                           (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

                  SECTION 10.6 When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company (an "Affiliate") shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

                  SECTION 10.7 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar and the Paying Agent may make reasonable rules for their functions.

                  SECTION 10.8 Governing Law. THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                  SECTION 10.9 No Recourse Against Others. A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Securities, this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

                  SECTION 10.10 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

                  SECTION 10.11 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

                  SECTION 10.12 Variable Provisions. The Company initially appoints the Trustee as Paying Agent and Registrar and Securities Custodian with respect to any Global Securities.

                  SECTION 10.13 Qualification of Indenture. The Company shall qualify this Indenture under the Trust Indenture Act in accordance with the terms and conditions of the Registration Rights Agreement and shall pay all reasonable costs and expenses (including attorneys' fees for the Company, the Trustee and the Holders) incurred in connection therewith, including, but not limited to, costs and expenses of qualification of this Indenture and the Securities and printing this Indenture and the Securities. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any such qualification of this Indenture under the Trust Indenture Act.

                  SECTION 10.14 Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

                  SECTION 10.15 Separability Clause. In case any provision in this Indenture or any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                        INFINITY PROPERTY AND CASUALTY
                                        CORPORATION

                                        By______________________________________
                                          Name:
                                          Title:

                                        AMERICAN STOCK TRANSFER & TRUST
                                        COMPANY as Trustee

                                        By______________________________________
                                          Name:
                                          Title:

                                                                       EXHIBIT A

                       [FORM OF FACE OF INITIAL SECURITY]

                   INFINITY PROPERTY AND CASUALTY CORPORATION

                           5.50% SENIOR NOTES DUE 2014

No.1                              Principal Amount $200,000,000,
                                      (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Security attached hereto)

                                                             CUSIP NO. 45665QAB9

                  Infinity Property and Casualty Corporation, an Ohio corporation, (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company") for value received, promises to pay to Cede & Co., or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000), subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Security attached hereto, on February 18, 2014 at the office or agency of the Company maintained for such purpose.

                  Interest Payment Dates: February 18 and August 18 of each year, commencing on August 18, 2004.

                  Record Dates:  February 3 and August 3 of each year.

                  Additional provisions of this Security are set forth on the other side of this Security.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                                        INFINITY PROPERTY AND CASUALTY
                                        CORPORATION

                                        By______________________________________
                                          Name:
                                          Title:

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee

By_____________________________
  Authorized Signatory

Dated:_______ __, 20__

                   [FORM OF REVERSE SIDE OF INITIAL SECURITY]

                              [Reverse of Security]

                           5.50% Senior Notes due 2014

1.       Interest

                  Infinity Property and Casualty Corporation, an Ohio corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above; provided, however, that if a Registration Default (as defined in the Registration Rights Agreement defined in paragraph 7 below) occurs, additional interest will accrue on this Security at a rate of 0.25% per annum. If a Registration Default occurs and is continuing for a period more than 90 days, then the amount of additional interest the Company is required to pay on this Security will increase, effective from and after the 91st day in that period, by an additional 0.25% per annum until all Registration Defaults have been cured. However, in no event will the rate of additional interest exceed 0.50% per annum. Such additional interest is payable in addition to any other interest payable from time to time with respect to this Security. The Trustee will not be deemed to have notice of a Registration Default until a Responsible Officer shall have received actual notice of such Registration Default.

                  The Company will pay interest semiannually on February 18 and August 18 of each year (each such date, an "Interest Payment Date"), commencing on August 18. Interest on the Securities will accrue from February 17, 2004, or from the most recent date to which interest has been paid on the Securities. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  By no later than 11:00 a.m. (New York City time) on the date on which any Principal of or interest on any Security is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such Principal and/or interest. The Company will pay interest (except defaulted interest and interest on Securities redeemed after a record date and on or prior to the corresponding interest payment date) to the Persons who are registered Holders of Securities at the close of business on the February 18 or August 18 next preceding the interest payment date. Holders must surrender Securities to a Paying Agent to collect Principal payments. The Company will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including Principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Security (including Principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the Holder.

3.       Paying Agent and Registrar

                  Initially, American Stock Transfer & Trust Company, a New York corporation (together with its successors and assigns, the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4.       Indenture

                  This Security is one of the duly authorized issue of securities of the Company designated as its 5.50% Senior Notes due 2014 (the "Securities") limited (except as otherwise provided in the Indenture referred to below) in the aggregate principal amount of $200.0 million. The Company issued the Securities under an Indenture dated as of February 17, 2004 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

                  The Securities are senior obligations of the Company. This Security is one of the Initial Securities referred to in the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities issued in accordance with Section 2.15 of the Indenture and the Exchange Securities issued in exchange for the Initial Securities or Additional Securities pursuant to the Indenture. The Initial Securities, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create Liens, sell Voting Stock of Significant Subsidiaries and enter into mergers and consolidations.

5.       Optional Redemption

                  The Securities are redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the Principal amount of such Securities and
(ii) the sum of the present values of the remaining scheduled payments of Principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued interest thereon to the date of redemption.

                  "Treasury Rate" means, with respect to any redemption date for the Securities, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed.

                  "Comparable Treasury Price" means, with respect to any redemption date for the Securities, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Reference Treasury Dealer" means (x) each of UBS Securities LLC and Lehman Brothers Inc. or their respective affiliates; provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer and (y) two other Primary Treasury Dealers selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

                  Except as set forth above, the Securities will not be redeemable by the Company prior to maturity.

                  The Securities will not be entitled to the benefit of any sinking fund.

6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Securities to be redeemed at his or her registered address. Securities in denominations of Principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Registration Rights

                  The Company is party to an Exchange and Registration Rights Agreement, dated as of February 17, 2004, between the Company and UBS Securities LLC and Lehman Brothers

Inc. (the "Registration Rights Agreement"), pursuant to which the Company is obligated to pay Additional Interest (as defined therein) upon the occurrence of certain Registration Defaults (as defined therein).

8.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may register, transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection.

9.       Persons Deemed Owners

                  The registered holder of this Security may be treated as the owner of it for all purposes.

10.      Unclaimed Money

                  If money for the payment of Principal or interest remains unclaimed for two years after the date of payment of Principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

                  Anything in this Section 10 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee.

11.      Defeasance

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal of and interest on the Securities to redemption or maturity, as the case may be.

12.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision of the Indenture or the Securities may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. However, the Indenture requires the consent of each Holder that would be affected for certain specified amendments or modifications of the Indenture and the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to, among other things, cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add or appoint a successor or separate trustee or other agent, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to provide for uncertificated Securities in addition to or in place of Definitive Securities, or to change any other provision if the change does not adversely affect the interests of any Holder.

13.      Defaults and Remedies

                  Under the Indenture, Events of Default include (i) default in payment of Principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon declaration or otherwise; (ii) default for 30 days in payment of interest on the Securities; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities for 30 days after notice; (iv) failure to pay when due or certain accelerations of other indebtedness of the Company or any Significant Subsidiary in an aggregate amount of $10,000,000 or more, subject to notice and (v) certain events of bankruptcy or insolvency involving the Company or any Significant Subsidiary.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in Principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of Principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

14.      Trustee Dealings with the Company

                  Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

15.      No Recourse Against Others

                  A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Securities, the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

16.      Authentication

                  This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

17.      Abbreviations

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

18.      CUSIP Numbers

                  The Company has caused CUSIP numbers and/or other similar numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers and/or other similar numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below:

                  I or we assign and transfer this Security to

              (Print or type assignee's name, address and zip code)

                  (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint ____________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:____________________            Your Signature:___________________

Signature Guarantee:______________________________

(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)

Sign exactly as your name appears on the other side of this Security.

In connection with any transfer or exchange of any of the Definitive Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW:

         (1) []   to the Company or any of its Subsidiaries; or

         (2) [] for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person it reasonably believes is a "Qualified Institutional Buyer" as defined in Rule 144A under the Securities Act that purchases for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the transfer is being made in reliance on Rule 144A; or

         (3) [] pursuant to Rule 144 under the Securities Act or any other available exemption from the registration requirements of the Securities Act; or

         (4) [] pursuant to a registration statement that has been declared effective under the Securities Act.

Unless one of the boxes is checked, the Trustee may refuse to register any of the certificated Securities evidenced by this certificate in the name of any Person other than the registered Holder thereof; provided, however, that if box
(3) is checked, the Trustee may require, prior to registering any such transfer of the Securities, such legal opinions, certifications and other information as the Company has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                        ________________________________________
                                                        Signature

Signature Guarantee:

__________________________________      ________________________________________
                                                        Signature

(Signature must be guaranteed by a
participant in a recognized Signature
Guarantee Medallion Program or other
signature guarantor program reasonably
acceptable to the Trustee)

___________________________________________________________________

         TO BE COMPLETED BY PURCHASER IF BOX (2) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing this Definitive Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated:___________________               ________________________________________
                                        NOTICE:  To be executed by an executive
                                                 officer

Signature Guarantee:

________________________________        ________________________________________
                                                      Signature

(Signature must be guaranteed by a
participant in a recognized Signature
Guarantee Medallion Program or other
signature guarantor program reasonably
acceptable to the Trustee)

________________________________________________________

                      [TO BE ATTACHED TO GLOBAL SECURITIES]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The following increases or decreases in this Global Security have been made:


                                                                            Principal Amount of this   Signature of authorized
Date of   Amount of decrease in Principal  Amount of increase in Principal  Global Security following  officer of Trustee or
Exchange  Amount of this Global Security   Amount of this Global Security   such decrease or increase  Securities Custodian
--------  -------------------------------  -------------------------------  -------------------------  -----------------------


                                                                       EXHIBIT B

                       [FORM OF FACE OF EXCHANGE SECURITY]

                   INFINITY PROPERTY AND CASUALTY CORPORATION

                           5.50% SENIOR NOTES DUE 2014

No. __                         Principal Amount $200,000,000,
                                      (subject to adjustment as reflected in the Schedule of Increases and Decreases in Global Security attached hereto)

                                                             CUSIP NO. 45665QAC7

                  Infinity Property and Casualty Corporation, an Ohio corporation, (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company") for value received, promises to pay to Cede & Co. , or registered assigns, the principal sum of Two Hundred Million Dollars ($200,000,000) on February 18, 2014.

                  Interest Payment Dates: February 18 and August 18 of each year, commencing on [________] [first interest payment date relating to Exchange Securities].

                  Record Dates:  February 3 and August 3 of each year.

                  Additional provisions of this Security are set forth on the other side of this Security.

                  Unless the certificate of authentication hereon has been duly executed by the Trustee by manual signature of an authorized officer, this Security shall not be entitled to any benefit under the Indenture, or be valid for any purpose.

                             INFINITY PROPERTY AND CASUALTY
                             CORPORATION

                             By_________________________________________
                                Name:
                                Title:

TRUSTEE'S CERTIFICATE OF
 AUTHENTICATION

This is one of the Securities referred
to in the within-mentioned Indenture.

AMERICAN STOCK TRANSFER & TRUST COMPANY, as Trustee

By_____________________________
  Authorized Officer

Dated:________ ___, 20___

                   [FORM OF REVERSE SIDE OF EXCHANGE SECURITY]

                          5.50 % Senior Notes due 2014

1.       Interest

                  Infinity Property and Casualty Corporation, an Ohio corporation (together with its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above.

                  The Company will pay interest semiannually on February 18 and August 18 of each year (each such date, an "Interest Payment Date"), commencing on [________] [first interest payment date relating to Exchange Securities]. Interest on the Securities will accrue from February 17, 2004, or from the most recent date to which interest has been paid on the Securities. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

2.       Method of Payment

                  By no later than 11:00 a.m. (New York City time) on the date on which any Principal of or interest on any Security is due and payable, the Company shall irrevocably deposit with the Trustee or the Paying Agent money sufficient to pay such Principal and/or interest. The Company will pay interest (except defaulted interest and interest on Securities redeemed after a record date and on or prior to the corresponding interest payment date) to the Persons who are registered Holders of Securities at the close of business on the February 18 or August 18 next preceding the Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect Principal payments. The Company will pay Principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. Payments in respect of Securities represented by a Global Security (including Principal, premium, if any, and interest) will be made by the transfer of immediately available funds to the accounts specified by The Depository Trust Company. The Company may make all payments in respect of a Definitive Security (including Principal, premium, if any, and interest) by mailing a check to the registered address of each Holder thereof or by wire transfer to an account located in the United States maintained by the Holder.

3.       Paying Agent and Registrar

                  Initially, American Stock Transfer & Trust Company, a New York corporation (together with its successors and assigns the "Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice to any Holder. The Company or any of its domestically organized wholly owned Subsidiaries may act as Paying Agent.

4.       Indenture

                  The Company issued the Securities under an Indenture dated as of February 17, 2004 (as it may be amended or supplemented from time to time in accordance with the terms thereof, the "Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. Sections 77aaa-77bbbb) as in effect on the date of the Indenture (the "Trust Indenture Act"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of those terms.

                  The Securities are senior obligations of the Company. This Security is one of the Exchange Securities referred to in the Indenture. The Securities include the Initial Securities issued on the Issue Date, any Additional Securities issued in accordance with Section 2.15 of the Indenture and any Exchange Securities issued in exchange for the Initial Securities pursuant to the Indenture and the Registration Rights Agreement. The Initial Securities, any Additional Securities and the Exchange Securities are treated as a single class of securities under the Indenture. The Indenture imposes certain limitations on the ability of the Company and its Subsidiaries to create Liens, sell Voting Stock of Significant Subsidiaries and enter into mergers and consolidations.

5.       Optional Redemption

                  The Securities are redeemable, in whole or in part, at any time and from time to time, at the option of the Company, at a redemption price equal to the greater of (i) 100% of the Principal amount of such Securities and
(ii) the sum of the present values of the remaining scheduled payments of Principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points, plus accrued interest thereon to the date of redemption.

                  "Treasury Rate" means, with respect to any redemption date for the Securities, the rate per annum equal to the semiannual equivalent yield to maturity or interpolated (on a day count basis) of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date.

                  "Comparable Treasury Issue" means the United States Treasury security or securities selected by an Independent Investment Banker as having an actual or interpolated maturity comparable to the remaining term of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities to be redeemed.

                  "Comparable Treasury Price" means, with respect to any redemption date for the Securities, (a) the average of the Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest of such Reference Treasury Dealer Quotations or (b) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

                  "Independent Investment Banker" means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.

                  "Reference Treasury Dealer" means (x) each of UBS Securities LLC and Lehman Brothers Inc. or their respective affiliates; provided, however, that if either of the foregoing shall cease to be a primary U.S. government securities dealer in the United States (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer and (y) two other Primary Treasury Dealers selected by the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by such Reference Treasury Dealer as of 3:30 p.m., New York City time, on the third Business Day preceding such redemption date.

                  Except as set forth above, the Securities will not be redeemable by the Company prior to maturity.

                  The Securities will not be entitled to the benefit of any sinking fund.

6.       Notice of Redemption

                  Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date by first-class mail to each Holder of Securities to be redeemed at his registered address. Securities in denominations of Principal amount larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued and unpaid interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before 11:00 a.m. (New York City time) on the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

7.       Denominations; Transfer; Exchange

                  The Securities are in registered form without coupons in denominations of principal amount of $1,000 and whole multiples of $1,000. A Holder may register transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) for a period beginning 15 days before a selection of Securities to be redeemed and ending on the date of such selection.

8.       Persons Deemed Owners

                  The registered holder of this Security may be treated as the owner of it for all purposes.

9.       Unclaimed Money

                  If money for the payment of Principal or interest remains unclaimed for two years after the date of payment of Principal and interest, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

                  Anything in this Section 9 to the contrary notwithstanding, in the absence of a written request from the Company to return unclaimed funds to the Company, the Trustee shall from time to time deliver all unclaimed funds to or as directed by applicable escheat authorities, as determined by the Trustee in its sole discretion, in accordance with the customary practices and procedures of the Trustee.

10.      Defeasance

                  Subject to certain conditions set forth in the Indenture, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or U.S. Government Obligations for the payment of Principal of and interest on the Securities to redemption or maturity, as the case may be.

11.      Amendment, Waiver

                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount of the outstanding Securities and (ii) any default or noncompliance with any provision of the Indenture or the Securities may be waived with the written consent of the Holders of a majority in principal amount of the outstanding Securities. However, the Indenture requires the consent of each Holder that would be affected for certain specified amendments or modifications of the Indenture and the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Holder, the Company and the Trustee may amend the Indenture or the Securities to, among other things, cure any ambiguity, omission, defect or inconsistency, or to comply with Article V of the Indenture, or to add any additional Events of Default, or to add additional covenants of or surrender rights and powers conferred on the Company, or to add or appoint a successor or separate trustee or other agent, or to comply with any requirements in connection with qualifying the Indenture under the Trust Indenture Act, or to provide for uncertificated Securities in addition to or in place of Definitive Securities, or to change any other provision if the change does not adversely affect the interests of any Holder.

12.      Defaults and Remedies

                  Under the Indenture, Events of Default include (i) default in payment of Principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon declaration or otherwise; (ii) default for 30 days in payment of interest on the Securities; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities for sixty days after notice; (iv) failure to pay when due or certain accelerations of other indebtedness of the Company or any Significant Subsidiary in an aggregate amount of $10,000,000 or more, subject to notice and (v) certain events of bankruptcy or insolvency involving the Company or any Significant Subsidiary.

                  If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate Principal amount of the Securities may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

                  Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives indemnity or security reasonably satisfactory to it. Subject to certain limitations, Holders of a majority in Principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Holders notice of any continuing Default or Event of Default (except a Default or Event of Default in payment of Principal or interest) if it in good faith determines that withholding notice is not opposed to their interest.

13.      Trustee Dealings with the Company

                  Subject to certain limitations set forth in the Indenture, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company and may otherwise deal with the Company with the same rights it would have if it were not Trustee.

14.      No Recourse Against Others

                  A director, officer, employee or stockholder (other than the Company), as such, of the Company shall not have any liability for any obligations of the Company under the Securities, the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation.

15.      Authentication

                  This Security shall not be valid until an authorized officer of the Trustee (or an authenticating agent acting on its behalf) manually signs the certificate of authentication on the other side of this Security.

16.      Abbreviations

                  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entirety), JT TEN (joint tenants with rights of survivorship and not as tenants in common), CUST (custodian) and U/G/M/A (Uniform Gift to Minors Act).

17.      CUSIP Numbers

                  The Company has caused CUSIP numbers and/or other similar numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers and/or other similar numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.      Governing Law

                  THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

                                 ASSIGNMENT FORM

                  To assign this Security, fill in the form below:

                  I or we assign and transfer this Security to

              (Print or type assignee's name, address and zip code)

                  (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint [______] agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:____________________             Your Signature:______________________

Signature Guarantee:  ______________________________
(Signature must be guaranteed by a participant in a recognized Signature Guarantee Medallion Program or other signature guarantor program reasonably acceptable to the Trustee)
________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

                                                             EXHIBIT C - Form of
                                                           Rule 144A Certificate

                              RULE 144A CERTIFICATE

                       (For transfers pursuant to Section
                              2.6 of the Indenture)

To: American Stock Transfer & Trust Company, as Trustee

                       Re:  5.50% Senior Notes due 2014 of
                            Infinity Property and Casualty Corporation (the "Securities")

                  Reference is made to the Indenture, dated as of February 17, 2004, (the "Indenture"), between Infinity Property and Casualty Corporation (the "Company") and American Stock Transfer & Trust Company, as Trustee. Terms used herein and defined in the Indenture or in Rule 144 under the U.S. Securities Act of 1933, as amended (the "Securities Act") are used herein as so defined.

                  This certificate relates to U.S.$________ principal amount of Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

                  CUSIP No(s). __________________________

                  CERTIFICATE No(s). ____________________

The person in whose name this certificate is executed below (the "undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner". If the Specified Securities are represented by a Global Security, they are held through DTC or an Agent Member in the name of the undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Global Security, they are registered in the name of the Undersigned, as or on behalf of the Owner.

                  The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Rule 144A Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A or Rule 144 under the Securities Act and with all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

                  1. Rule 144A Transfers. If the transfer is being effected in accordance with Rule 144A:

                  (a) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within

                                                             EXHIBIT C - Form of
                                                           Rule 144A Certificate

the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

                  (b) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner is relying on Rule 144A in connection with the transfer; and

                  2. Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

                  (a) the transfer is occurring after [________] and is being effected in accordance with the applicable amount, manner of sale and notice requirements of Rule 144; or

                  (b) the transfer is occurring after [________] and the Owner is not, and during the preceding three months has not been, an affiliate of the Company.

                  This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchasers.

Dated:
                            ____________________________________________________
                            (Print the name of the undersigned, as such term is defined in the second paragraph of this certificate)

                            By:_________________________________________________
                               Name:
                               Title:

                            (If the undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the undersigned must be stated)

                                      C-2